UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2025

Carlyle Secured Lending, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-00995	80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212)
813-4900
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 per share	CGBD	The Nasdaq Global Select Market
8.20% notes due 2028	CGBDL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On September 30, 2025, Carlyle Secured Lending, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Carlyle Global Credit Investment Management L.L.C. (the “Adviser”), and Carlyle Global Credit Administration L.L.C. (the “Administrator”), on the one hand, and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto, on the other hand, in connection with the issuance and sale of $300,000,000 aggregate principal amount of the Company’s 5.750% Notes due 2031 (the “Notes” and the issuance and sale of the Notes, the “Offering”). The closing of the Offering is expected to occur on October 7, 2025, subject to customary closing conditions.
The Underwriting Agreement includes customary representations, warranties, and covenants by the Company, the Adviser, and the Administrator. It also provides for customary indemnification by each of the Company, the Adviser, the Administrator, and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
The Offering was made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-278993)
previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement, a pricing term sheet and a final prospectus supplement, each dated September 30, 2025. This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed as an exhibit hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

1.1*	Underwriting Agreement, dated September 30, 2025, by and among the Company, Carlyle Global Credit Investment Management L.L.C., and Carlyle Global Credit Administration L.L.C., on the one hand, and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I thereto, on the other hand.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLYLE SECURED LENDING, INC.

By:	/s/ Nelson Joseph
Name:	Nelson Joseph
Title:	Chief Accounting Officer
Date: October 3, 2025